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                                                             [LOGO] Volkswagen
                                                                    Credit

                      SECURITIES AND EXCHANGE COMMISSION            [LOGO]
                                                                     Audi
                             450 Fifth Street, N.W.           Financial Services
                             Washington, D.C. 20549

                                                              3800 Hamlin Road
                                    FORM 8-K                  Auburn Hilla, MI
                                                              48326
                                                              Tel.(248)340-5885
                                 CURRENT REPORT               Fax (248)340-5387


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                         Date of Report:  June 20, 2001


                        Volkswagen Dealer Finance, LLC.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                    EXHIBITS


     Delaware                        33-34266                  38-2748796
     --------                        --------                  ----------

(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan  48326
                -----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code:  (248) 340-6550

                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended June 20, 2001, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Designation           Description             Method of Filing
         -----------           -----------             ----------------
         Exhibit 20      Report for the month ended    Filed with this report.
                         May 31, 2001 provided to
                         Bank One, as trustee under
                         the Volkswagen Credit Auto
                         Master Owner Trust, Series
                         2000-1

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  Volkswagen Credit Auto Master Owner Trust



                                  By: Volkswagen Dealer Finance, LLC


                                  By: /s/ Timothy J. Flaherty
                                     -----------------------------
                                          Timothy J. Flaherty